Exhibit Q

Powers of Attorney

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 14 day of July, 2000.

/s/ Bruce C. Ellis
 Bruce C. Ellis

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 13 day of July, 2000.

/s/ Jeffrey R. Ellis
 Jeffrey R. Ellis

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 11 day of July, 2000.

/s/ Louis T. Donatelli
 Louis T. Donatelli

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 12 day of July, 2000.

/s/ F. David Fowler
 F. David Fowler

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 15 day of July, 2000.

/s/ Richard J. Garvey
 Richard J. Garvey

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 12 day of July, 2000.

/s/ Patrick F. Noonan
 Patrick F. Noonan

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 14 day of July, 2000.

/s/ Daniel L O'Connor
 Daniel L. O'Connor

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Director of Fund for Government Investors (the "Fund"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 13th day of July, 2000.

/s/ Michael A. Willner
 Michael A. Willner

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as President of Fund for Government Investors (the "Fund"), a Delaware trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 26th day of April, 2000.

/s/ David H. Ellison
David H. Ellison

POWER OF ATTORNEY

Fund for Government Investors

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Stephenie E. Adams and Edward J. Karpowicz, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as Vice President and Treasurer of Fund for Government Investors (the "Fund"), a Delaware trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Fund and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 26th day of April, 2000.

/s/ Winsor H. Aylesworth
 Winsor H. Aylesworth